SUNAMERICA SERIES TRUST
Supplement to the Summary Prospectus Dated May 2, 2011
The following change is effective February 16, 2012:
Equity Index Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager is deleted in its entirety and replaced with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Timothy Campion	2012	Vice President and Portfolio Manager
Date: February 16, 2012
Versions: Class 1 Version 1, Class 1 & 3, Version C1 and Combined Master